Exhibit 99.1

December 13, 2017

Raymond P. Dolan

By Electronic Delivery

Dear Ray:

This letter summarizes the terms of your separation of employment with Ribbon Communications Inc. (“Ribbon”, or the “Company”) pursuant to the terms of your amended and restated executive employment letter with the Company (as successor-in-interest to Sonus Networks, Inc.), dated February 19, 2015 (the “Employment Letter”).  Capitalized terms not defined herein have the meanings given to them in the Employment Letter.

A.                                    Separation from Employment

1.                                      Employment Status.  Your last date of employment at the Company was today, December 13, 2017 (the “Separation Date”).  As of the Separation Date, you relinquished your positions as President and Chief Executive Officer of the Company and, in connection therewith, resigned from the Board of Directors of the Company and from any other positions you held with each entity owned or controlled, directly or indirectly, by the Company.

2.                                      Final Payments.  Upon the termination of your employment with the Company on the Separation Date, payment of your salary ceased.  As of the Separation Date, the following benefits also ceased to be effective: vacation accrual, sick and personal day accrual, 401k, life and accidental death and dismemberment, flexible spending accounts and short-term/long-term disability.  You may consult with the Company’s Human Resources Department if you are interested in continuing certain of these benefits at your own expense.  The Company will pay you: (i) all earned but unpaid Base Salary up to and including the Separation Date, and (ii) all accrued but unused vacation up to and including the Separation Date.  The Company will also reimburse you for all appropriately documented business expenses in accordance with Company policy; provided that you submit all documentation of any such expenses within a reasonable period after the Separation Date.  You will also remain eligible for continuation coverage under COBRA.

3.                                      Severance.

Provided that you execute and return this letter on or before close of business on December 14, 2017, execute and return the separate signature page attached hereto with respect to Article B hereof (the “Release Signature Page”) no later than close of business on January 4, 2018, and do not revoke the Release set forth in Article B below, you will receive the following benefits:

a.                                      Payments.  You will be entitled to the severance set forth in Sections 7(a)(i) and 7(a)(ii) of your Employment Letter as applicable after taking into account that an Acquisition has occurred.  In addition, you will also remain eligible to receive your bonus for the second half of 2017, determined based on the Company’s performance against the metrics set in advance for such bonus by the Compensation Committee in the same manner as for senior executives of the Company and paid on such date as those bonuses are paid to those executives.

b.                                      Benefits.  In accordance with your Employment Letter, the Company will continue to pay its share of medical, dental and vision premiums for you and your dependents through June 13, 2019.

c.                                       Acceleration.  As a result of the mergers involving Sonus Networks, Inc. and GENBAND Holdings, LLC, all stock options granted to you by the Company have already been accelerated and terminated, and only certain restricted stock awards remain outstanding. Pending the Release’s becoming effective, you will be provisionally vested in the otherwise forfeitable portions of such restricted stock awards, with those portions being forfeited retroactively as of the Separation Date if you do not timely provide the Release or you revoke it.  You acknowledge that the provisionally vested restricted shares will be subject to taxation as of the Separation Date even if the Release is never provided or is revoked.  The Company will satisfy the employee side tax withholding obligations by your surrender of a sufficient number of such shares to satisfy the taxes.  You agree that if you either do not timely provide the Release or you revoke it, you will immediately pay the Company the dollar value of the shares withheld to satisfy the withholding obligations.  Upon the Release’s becoming effective, all such shares of restricted stock granted to you by the Company will fully accelerate, become immediately vested, any and all restrictions on such shares will terminate, and any and all legends on such shares will be removed so that the restricted shares will be freely marketable, subject to applicable securities law limitations.  You will no longer be obligated to comply with the Company’s blackout restrictions regarding the purchase or sale of the Company’s stock.  Please understand, however, that you remain subject to all federal and state securities laws and that that it is a violation of law to trade in Company stock if you possess material non-public information.

B.                                    General Release of Claims

1.                                      Release.   Except for the preserved claims set out below in Article B(4) below, as of the date of execution of the Release Signature Page, you hereby remise, release, and forever discharge the Company and its subsidiaries, successors and assigns, and their respective past, present and future officers, directors, shareholders, agents, legal representatives, insurers, benefit plans, and employees (the “Released Parties”) from any and all claims, losses, liabilities, obligations, and causes of action of every kind, nature and character, known or unknown, that you may have, or have ever had, against any of the Released Parties, arising from, connected with or related to the dealings between you and the Released Parties up until and including the date you sign the Release Signature Page (collectively, the “Claims”), to the extent such Claims are legally releasable (the “Release”).  Without limiting the generality of the foregoing, you also specifically release the Released Parties from all claims, losses, damages, liabilities, obligations and causes of action that have been and/or could have been asserted as a result of your employment with the Company, separation from the Company and/or other status with the Company, including but not limited to, (a) claims for compensation, salary, wages, bonuses, commissions, vacation pay, expense reimbursement, benefits, multiple damages, or attorneys’ fees conferred by or arising under any state, federal or local law, including the M.G.L. c. 149, §§148 and 150 (also known as the Massachusetts Wage Act, which pertains to the payment of wages and overtime); (b) claims for breach of contract, express or implied; (c) claims for wrongful discharge, defamation, breach of privacy, intentional infliction of emotional distress, or any other tort or personal injury; (d) claims under common law; (e) claims relating to harassment, discrimination, retaliation, and/or civil rights; and (f) claims arising under any municipal, state or federal law, statute, regulation or ordinance, including without limitation Title VII of the Civil Rights Act, the Equal Pay Act, 42 U.S.C. §1981, the Rehabilitation Act, the Americans with Disabilities Act, the Age Discrimination in Employment Act, the Family and Medical Leave Act, the Employee Retirement Income Security Act, the Worker Adjustment and Retraining Notification Act, the Massachusetts Fair Employment Practices Act, the Massachusetts Equal Rights Law, Mass. G.L. c. 151B, and similar provisions under the laws of the Commonwealth of Massachusetts, all as amended. Notwithstanding the foregoing, this Release does not prevent you from filing a charge with, cooperating with, or participating in any investigation or proceeding before, the Equal Employment Opportunity Commission or a state fair employment practices agency (except that you acknowledge that you may not recover any monetary benefits in connection with any such charge, investigation, or proceeding, and you further waive any rights or claims to any payment, benefit, attorneys’ fees or other remedial relief in connection with any such charge, investigation or proceeding).

2.                                      Waiver of Rights and Claims Under the Age Discrimination in Employment Act of 1967.  This Article B is intended to comply with the Older Workers’ Benefit Protection Act of 1990 (“OWBPA’) with regard to your waiver and release of rights and/or claims under the Age Discrimination in Employment Act of 1967 (“ADEA”).  To that end, you agree and acknowledge as follows:

a.                                      In exchange for the consideration described in Section 2 above (which you agree exceeds the compensation to which you would be entitled without this Release), you specifically and voluntarily waive such rights and/or claims under the ADEA you might have against the Company to the extent such rights and/or claims arose prior to the date you sign the Release Signature Page.

b.                                      You understand that rights or claims under the ADEA which may arise after the date you sign the Release Signature Page are not waived by you.

c.                                       You are hereby being advised to consult with or seek advice from an attorney of your choosing before executing this letter agreement and the Release Signature Page.

3.                                      No Assignment.  You represent that you have made no assignment, and will make no assignment, of any claim, right of action or any right of any kinds whatsoever, embodied in any of the claims released by you herein, and that no other person or entity of any kind had or has any interest in any of the respective claims, demands, obligations, actions, causes of action, debts, liabilities, rights, contracts, damages, attorneys’ fees, costs, expenses or losses released by you herein.

4.                                      Preserved Claims.  Notwithstanding the release contained in Section B.3 above, you do not waive and may assert Claims against the Company or a Released Party arising out of or related to:  (a) any rights you may have, if any, to vested benefits under the Company’s employee benefit plans; (b) your right to enforce the terms of this letter agreement; (c) your rights as a shareholder of the Company; and (d) indemnification for acts or omissions committed as a director, officer or employee of the Company on or prior to the Separation Date under the Company’s or a Released Party’s Certificate of Incorporation, Bylaws and similar organizational documents and under any applicable insurance policies maintained by the Company or a Released Party.  In addition, the Indemnity Agreement that you and the Company entered into as of the commencement of your employment shall remain in full force and effect as applicable to your period of service to the Company and its predecessors.

C.                                    Return of Company Property

On or immediately following the Separation Date, you agree to return to the Company any and all Company property, documents, materials and information that you created, received, or used in the course of your employment, including but not limited to laptop, keys, contact information, badge, etc. (the “Company Materials”).  You further agree that you will not retain any copies of the Company Materials, whether in written or electronic form, and that if you discover any other Company Materials in your possession after the Separation Date, you will immediately return such materials to the Company.

D.                                    Miscellaneous

1.                                      Confidentiality Obligations.  You confirm the existence and continued validity of the Non-Competition and Confidentiality Agreement signed by you (the “Confidentiality Agreement”), which you signed as a condition of your employment with the Company.  Nothing in this letter agreement, the Confidentiality Agreement, or elsewhere prohibits you from reporting possible violations of federal law or regulation to any governmental agency or entity including but not limited to the Department of Justice, the Securities and Exchange Commission, the Equal Employment Opportunity Commission, and any Inspector General, or making other disclosures that are protected under the whistleblower provisions of federal law or regulation.  You do not need the prior authorization of the Company to make any such reports or disclosures and you are not required to notify the Company that you have made a report or disclosure to a government agency.  You understand, however, that by signing the Release Signature Page, you waive the right to any monetary recovery in connection with a local, state or federal governmental agency proceeding and you waive the right to file a claim seeking monetary damages in any court, administrative agency or arbitral tribunal. Notwithstanding the foregoing, nothing in this Agreement prohibits you from seeking or obtaining a whistleblower award from the Securities and Exchange Commission (and not the Released Parties) pursuant to Section 21F of the Securities Exchange Act of 1934, as amended, or where applicable law prevents release of your right to seek or obtain such award.  For the avoidance of doubt, nothing in this Section D.1 authorizes the disclosure of information you obtained through a communication that was subject to the attorney-client privilege.

2.                                      Defend Trade Secrets Act.  Pursuant to the Defend Trade Secrets Act, the Company is advising you as follows: “An individual shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a trade secret that (A) is made (i) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (ii) solely for the purpose of reporting or investigating a suspected violation of law; or (B) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.  An individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the attorney of the individual and use the trade secret information in the court proceeding, if the individual (A) files any document containing the trade secret under seal; and (B) does not disclose the trade secret, except pursuant to court order.”

3.                                      Cooperation.  Following the Separation Date, if, in the reasonable judgment of the Company or its counsel, your assistance or cooperation is needed due to your personal involvement in or knowledge about the circumstances to which a litigation or investigation relates, you agree to provide reasonable cooperation to the Company as long as such cooperation is, to the extent practicable under the circumstances, on mutually agreeable timing and terms determined through good faith discussions (and with assistance or cooperation permitted to be provided remotely where possible).  The Company will reimburse you for reasonable travel and lodging expenses related to such cooperation in a manner consistent with Section 409A.  Nothing in this provision is intended to restrict or preclude you from, or otherwise influence you in, testifying fully and truthfully in legal, administrative, or any other proceedings involving the Company, as required by law or formal legal process.

4.                                      Choice of Law; Dispute Resolution.  This letter agreement shall be deemed to have been executed and delivered within the Commonwealth of Massachusetts and the rights and obligations of the parties to this letter agreement shall be construed and enforced in accordance with and governed by the laws of the Commonwealth of Massachusetts.  The dispute resolution provisions of Section 13(d) of the Employment Letter apply to any disputes arising with respect to this letter or any other matters concerning your employment or departure from employment.

5.                                   Amendment.  This letter agreement may be modified only by a written agreement signed by you and an authorized Company representative.

6.                                      Severability.  If one or more of the provisions contained in this letter agreement is held to be excessively broad as to scope, activity, subject or otherwise so as to be unenforceable at law, such provision or provisions will be construed by the appropriate judicial body by limiting or reducing it or them, so as to be enforceable to the maximum extent compatible with applicable law.

7.                                      Review of Letter.  You agree that you have entered into this letter agreement voluntarily and that you have had the opportunity to review this letter agreement with an independent lawyer of your choosing.  In entering into this letter agreement, you are not relying on any representation, promise, or inducement made by the Company or its attorneys with the exception of those promises described in this letter agreement.

8.                                      Entire Agreement.  This letter contains and constitutes the entire understanding and agreement between the parties hereto (and the terms of any equity compensation) with respect to your entitlement of the payments described herein and the settlement of claims against the Company and cancels all previous oral and written negotiations, agreements, and commitments in connection therewith.  Sections 7(a), 7(b), 7(e), 8, 9, and 13(d) of the Employment Letter remain in effect after the Separation Date; the other provisions of the Employment Letter will cease to apply.

Please confirm your agreement to these terms by signing a copy of this letter agreement and returning it to me.

Sincerely,

Ribbon Communications Inc.

By:	/s/ Richard J. Lynch
Richard J. Lynch
Chairman, Board of Directors

YOU REPRESENT THAT YOU HAVE READ THE FOREGOING LETTER AGREEMENT, THAT YOU FULLY UNDERSTAND THE TERMS AND CONDITIONS OF SUCH LETTER AGREEMENT AND THAT YOU ARE VOLUNTARILY EXECUTING THE SAME.  IN ENTERING INTO THIS LETTER AGREEMENT, YOU DO NOT RELY ON ANY REPRESENTATION, PROMISE OR INDUCEMENT MADE BY THE COMPANY WITH THE EXCEPTION OF THE CONSIDERATION DESCRIBED IN THIS LETTER AGREEMENT.

Accepted and agreed to (with the exception of Article B, which has a separate signature page):

/s/ Raymond P. Dolan	12/13/17
Raymond P. Dolan	Date

Release Signature Page

To be executed on or before January 4, 2018.

By signing below, you acknowledge that you have been given at least twenty-one (21) days to consider providing the Release, and that the Company advised you to consult with an attorney of your own choosing prior to signing below. If you sign below, you may change your mind and revoke your agreement during the seven (7) day period after you have signed it.  For your revocation to be effective, the revocation must be in writing and delivered to the Company either by hand or mail within the seven (7) day revocation period.  If you chose to deliver your revocation by mail, the revocation must be (1) postmarked within the seven (7) day revocation period; (2) properly addressed to Richard J. Lynch, c/o Ribbon Communications, 4 Technology Park Drive, Westford, Massachusetts 01886, (978) 614-8100; and (3) sent by certified mail return receipt requested.  If you do not so revoke the Release, Article B will become your binding Release of claims as specified therein.

Accepted and agreed to Article B of the letter:

Raymond P. Dolan	Date